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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
               CHEVY CHASE MASTER CREDIT CARD TRUST
                          SERIES 1994-2

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,418,140,431.25
Beginning of the Month Finance Charge Receivables:         $    107,106,395.88
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,525,246,827.13


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,376,483,357.01
End of the Month Finance Charge Receivables:               $    105,139,326.00
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,481,622,683.01


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,063,781,250.00
End of the Month Seller Amount                             $    312,702,107.01
End of the Month Seller Percentage                                      13.16%


PERFORMANCE SUMMARY


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     71,872,098.93
   60-89 Days Delinquent                                   $     44,005,334.58
   90+ Days Delinquent                                     $     73,247,502.12

   Total 30+ Days Delinquent                               $    189,124,935.63
   Delinquent Percentage                                                 7.62%

Defaulted Accounts During the Month                        $     20,863,770.00
Annualized Default Percentage                                           10.35%

Principal Collections                                      $    225,729,067.03
Principal Payment Rate                                                   9.33%

Total Payment Rate                                                      10.85%


INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 274,500,000.00



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   Class B Initial Invested Amount        $  25,500,000.00

INITIAL INVESTED AMOUNT                                    $    300,000,000.00

   Class A Invested Amount                $  51,468,750.00
   Class B Invested Amount                $  25,500,000.00

INVESTED AMOUNT                                            $     76,968,750.00

FLOATING ALLOCATION PERCENTAGE                                           3.89%
PRINCIPAL ALLOCATION PERCENTAGE                                         11.92%


MONTHLY SERVICING FEE                                      $        156,875.00

INVESTOR DEFAULT AMOUNT                                    $        811,600.65


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                             72.91%

   Class A Finance Charge Collections     $   1,452,653.91
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      1,452,653.91


   Class A Monthly Interest               $     366,428.91
   Class A Servicing Fee                  $     114,375.00
   Class A Investor Default Amount        $     591,738.03

TOTAL CLASS A EXCESS SPREAD                                $        380,111.97


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             27.09%

   Class B Finance Charge Collections     $     539,741.94
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        539,741.94


   Class B Monthly Interest               $     140,834.38
   Class B Servicing Fee                  $      42,500.00


TOTAL CLASS B EXCESS SPREAD                                $        356,407.56

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        736,519.53




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   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        219,862.62

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $          1,153.88
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        515,503.03


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $     11,818,726.20


SERIES 1994-2 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-2

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.88%
   Base Rate (Prior Month)                            7.90%



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   Base Rate (Two Months Ago)                         7.89%

THREE MONTH AVERAGE BASE RATE                                            7.89%


   Portfolio Yield (Current Month)                   15.05%
   Portfolio Yield (Prior Month)                     14.01%
   Portfolio Yield (Two Months Ago)                  12.22%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     13.76%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                            91.50%

   Class A Principal Collections          $  19,617,824.27

CLASS B PRINCIPAL PERCENTAGE                                             8.50%

   Class B Principal Collections          $   7,289,080.49

TOTAL PRINCIPAL COLLECTIONS                                $     26,906,904.76





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  17,156,250.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     17,156,250.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      9,750,654.76
SHARING






INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00




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CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Initial Cash Collateral Amount         $  39,000,000.00
   Required Cash Collateral Amount        $  10,005,937.50
   Available Cash Collateral Amount       $  10,005,937.50


TOTAL DRAW AMOUNT                                          $              0.00

CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00



                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                          Mark  A. Holles
                                           Vice President